MORGAN ENERGY PARTNERS, L.P.


      Kinder Morgan Canada Company - Nova Scotia
      Kinder Morgan North Texas Pipeline, L.P. - DE
      Kinder Morgan Texas Gas Services LLC - DE
      Kinder Morgan Transmix Company, LLC - DE
      Kinder Morgan Interstate Gas Transmission LLC - CO
      Kinder Morgan Trailblazer, LLC - DE
      CGT Trailblazer, LLC - DE
      Kinder Morgan Texas Pipeline, L.P. - DE
      Kinder Morgan Operating L.P. "A" - DE
      Kinder Morgan Operating L.P. "B" - DE
      Kinder Morgan CO2 Company, L.P. - DE
      Trailblazer Pipeline Company - IL
      Kinder Morgan Bulk Terminals, Inc. - LA
      Western Plant Services, Inc. - CA
      Dakota Bulk Terminal, Inc. - WI
      Delta Terminal Services LLC - DE
      RCI Holdings, Inc. - LA
      HBM Environmental, Inc. - LA
      Milwaukee Bulk Terminals LLC - WI
      Queen City Terminals, Inc. - DE
      Kinder Morgan Port Terminals USA LLC - DE
      Elizabeth River Terminals LLC - DE
      Nassau Terminals LLC - DE
      Fernandina Marine Construction Management LLC - DE
      Kinder Morgan Port Manatee Terminal LLC - DE
      Kinder Morgan Port Sutton Terminal LLC - DE
      Pinney Dock & Transport LLC - OH
      Kinder Morgan Operating L.P. "C" - DE
      Kinder Morgan Operating L.P. "D" - DE
      SFPP, L.P. - DE
      Kinder Morgan Liquids Terminals LLC - DE
      Kinder Morgan Pipeline LLC - DE
      Kinder Morgan Tank Storage Terminals LLC - DE
      Kinder Morgan 2-Mile LLC - DE
      Rahway River Land LLC - DE
      Central Florida Pipeline LLC - DE
      Southwest Florida Pipeline LLC - DE
      Calnev Pipe Line LLC - DE
      Kinder Morgan Las Vegas LLC - DE
      Globalplex Partners, Joint Venture - LA

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      Colton Processing Facility - CA
      Kinder Morgan Materials Services, LLC - PA
      CIG Trailblazer Gas Company, L.L.C. - DE
      KM Trailblazer, LLC - DE
      Kinder Morgan Border Pipeline, L.P. - DE
      Tejas Gas, LLC - DE
      Gulf Energy Gas, LLC - DE
      Gulf Energy Gathering & Processing, LLC - DE
      Gulf Energy Marketing, LLC - DE
      Hydrocarbon Development, LLC - DE
      Kinder Morgan Tejas Pipeline, L.P. - DE
      Stellman Transportation, LLC - DE
      Kinder Morgan Tejas Pipeline GP LLC - DE
      Tejas Energy Partner, LLC - DE
      Tejas Gas Systems, LLC - DE
      Tejas-Gulf, LLC - DE
      Tejas Natural Gas, LLC - DE
      Kinder Morgan Pipeline Services of Mexico S. de R.L. de C.V. - Mexico Valley Gas Transmission, LLC - DE
      TransColorado LLC - DE
      Silver Canyon Pipeline LLC - DE
      Kinder Morgan Liquids Terminals St. Gabriel LLC - LA
      Kinder Morgan Gas Natural de Mexico S. de R.L. de C.V. - Mexico
      KM Production Company GP LLC - DE
      Kinder Morgan Production Company LP - DE
      Emory B Crane, LLC- LA
      Frank L. Crane, LLC - LA
      Paddy Ryan Crane, LLC - LA
      Agnes B Crane, LLC - LA
      KMBT LLC - DE
      KM Production Company LP LLC - DE
      KM Crane LLC - MD
      MJR Operating LLC - MD
      Kinder Morgan West Texas Pipeline, L.P. - DE
      Kinder Morgan Southeast Terminals LLC - DE
      International Marine Terminals - LA
      I.M.T. Land Corp. - LA
      ICPT, L.L.C. - LA
      KM Crude Oil Pipelines GP LLC - DE
      KM Crude Oil Pipelines LP LLC - DE
      Kinder Morgan Crude Oil Pipelines, L.P. - DE
      Kinder Morgan Carbon Dioxide Transportation Company - DE
      Pecos Carbon Dioxide Transportation Company - TX
      River Consulting, LLC - LA
      KM Liquids Partners GP LLC - DE
      KM Liquids Terminals, L.P. - DE

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      KM Liquids Holdings LLC - DE
      Kinder Morgan Wink Pipeline, L.P. - DE
      Kinder Morgan River Terminals LLC - TN
      Arrow Terminals B.V. - Dutch
      Arrow Terminals Canada B. V. - Netherlands
      Arrow Terminals Canada Company - NSULC
      Kinder Morgan Arrow Terminals LP - DE
      Global American Terminals LLC - DE
      Kinder Morgan Amory LLC - MS
      Kinder Morgan Arrow Terminals Holdings, Inc. - DE
      KM Decatur, Inc. - AL
      River Terminals Properties, LP - TN
      Tajon Holdings, Inc. - PA
      River Terminals Properties GP LLC - DE
      Guilford County Terminal Company, LLC -NC
      TransColorado Gas Transmission Company - CO
      KM Upstream LLC -DE
      Kinder Morgan Petcoke LP LLC - DE
      Kinder Morgan Petcoke GP LLC - DE
      Kinder Morgan Petcoke, L.P. - DE
      Stevedore Holdings, L.P. - DE
      Kinder Morgan NatGas Operator LLC - DE
      General Stevedores Holdings LLC - DE
      General Stevedores GP, LLC - TX
      SRT Vessels LLC - DE
      Carbon Exchange LLC - DE
      Kinder Morgan Louisiana Pipeline Holding LLC - DE
      Kinder Morgan Louisiana Pipeline LLC - DE
      Kinder Morgan Pecos LLC - DE
      Kinder Morgan W2E Pipeline LLC - DE
      West2East Pipeline LLC - DE
      Rockies Express Pipeline LLC - DE
      Kinder Morgan Texas Terminals, L.P. - DE
      Kinder Morgan Cameron Prairie Pipeline LLC - DE
      Kinder Morgan Canada Terminals ULC - Alberta
      Midcontinent Express Pipeline LLC - DE
      Lomita Rail Terminal LLC - DE
      Transload Services, LLC - IL
      Devco USA, L.L.C. - OK